Exhibit 99.2

Richard M. Cieri (NY 4207122)	Michael A. Condyles (VA 27807)
KIRKLAND & ELLIS LLP	Peter J. Barrett (VA 46179)
Citigroup Center	Ronald A. Page, Jr. (VA 71343)
153 East 53rd Street	KUTAK ROCK LLP
New York, New York 10022-4611	Bank of America Center
Telephone: (212) 446-4800	1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
and	Telephone: (804) 644-1700

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000

Co-Counsel to the Debtors

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

In re:	)	Case No. 07-33849
	)	Jointly Administered
MOVIE GALLERY, INC., et al.,[1]	)	Chapter 11
	)	Hon. Douglas O. Tice, Jr.
Debtors.	)
)

ORDER APPROVING THE DEBTORS’ KEY EMPLOYEE INCENTIVE PLAN

Upon the motion (the “Motion”)2 of the above-captioned debtors (collectively, the “Debtors”) for the entry of an order (the “Order”) approving the Debtors’ Key Employee Incentive Plan (“KEIP”); it appearing that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors and other parties in interest; the Court having jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334; consideration of the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b);

[1]	The Debtors in these proceedings are: Movie Gallery, Inc.; Hollywood Entertainment Corporation; M.G. Digital, LLC; M.G.A. Realty I, LLC; MG Automation LLC; and Movie Gallery US, LLC.
[2]	Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Motion.

venue being proper before the Court pursuant to 28 U.S.C. §§ 1408 and 1409; proper notice of the Motion having been provided to all necessary and appropriate parties, including pursuant to the Order Establishing Certain Notice, Case Management and Administrative Procedures [Docket No. 88] entered by the Court on October 17, 2007, and no further notice being necessary; and after due deliberation and sufficient cause appearing therefor, it is hereby ORDERED, ADJUDGED and DECREED that

1. The Motion is granted in its entirety.

2. The Debtors’ KEIP is approved and the payments made in contemplation thereof constitute transfers and obligations permitted by sections 363(b) and 503(c)(3) of the Bankruptcy Code.

3. The Debtors are authorized to make payments under the KEIP without further notice.

4. Every payment and distribution obligation of the Debtors under the KEIP shall be treated as an administrative expense pursuant to section 503(b)(1)(A) of the Bankruptcy Code.

5. The Debtors are authorized to take all actions necessary to effectuate the relief granted pursuant to this Order in accordance with the Motion.

6. The terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

7. The Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

Date: Feb 29 2008	/s/ Douglas O. Tice Jr.
United States Bankruptcy Judge
Entered on docket: February 29 2008

We ask for this:

/s/ Peter J. Barrett
Richard M. Cieri (NY 4207122)
KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4611
Telephone: (212) 446-4800
Facsimile: (212) 446-4900

and

Anup Sathy, P.C. (IL 6230191)
Marc J. Carmel (IL 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Telephone: (312) 861-2000
Facsimile: (312) 861-2200

and

Michael A. Condyles (VA 27807)
Peter J. Barrett (VA 46179)
Ronald A. Page, Jr. (VA 71343)
KUTAK ROCK LLP
Bank of America Center
1111 East Main Street, Suite 800
Richmond, Virginia 23219-3500
Telephone: (804) 644-1700
Facsimile: (804) 783-6192

Co-Counsel to the Debtors

LOCAL RULE 9022-1(C)(2) CERTIFICATION

The undersigned hereby certifies that the foregoing proposed Order has been served upon all necessary parties, which necessary parties consist of the creditors and parties in interest constituting the Core Group and the 2002 List, as such terms are defined in that certain Order Establishing Certain Notice, Case Management and Administrative procedures [Docket No. 88] entered by the Court on October 17, 2007. On February 15, 2008, service of the proposed Order was effected on the aforementioned parties by electronic mail, overnight mail and/or first class mail, postage prepaid (only if electronic mail or overnight mail was unavailable) [Docket No. 1466].

/s/ Peter J. Barrett

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